
DIRECTORS                                                     C H A R T W E L L
Winthrop S. Jessup, Chairman                                  I N V E S T M E N T
Kenneth F. Herlihy                                            P A R T N E R S
William Kronenberg III                                        C H A R T W E L L  D I V I D E N D
Kevin A. Melich                                               A N D
Bernard P. Schaffer                                           I N C O M E  F U N D,  I N C.
OFFICERS                                                      ---------------------------------------------------------
Winthrop S. Jessup, President                                 A n n u a l  R e p o r t
Bernard P. Schaffer, Vice President                           N o v e m b e r  3 0,  1 9 9 8
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary
INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543
CUSTODIAN AND TRANSFER AGENT
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103
LEGAL COUNSEL
Drinker Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

Chrtw/1--11/98

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

LETTER TO SHAREHOLDERS

We are pleased to present the first Annual Report of the Chartwell Dividend & Income Fund (NYSE Symbol: CWF) for the period ended November 30, 1998. We wish to thank our current shareholders and those who participated in our initial public offering on June 24, 1998. Consistent with CWF's investment objective, the Fund pays monthly dividends at an annual rate of $1.24 per share, which as of November 30, 1998 equaled a yield of 8.7% based on the then current market value. Total distributions since inception through November 30, 1998 have been $0.4132 per share. At the end of the period, the Fund was trading at $14 3/16, a 0.1% premium to NAV of $14.17.

We feel the Fund has achieved both management and shareholder objectives during its first five months of operation. The Chartwell Dividend & Income Fund was created with the primary goals of providing above average income on a monthly basis while providing capital appreciation opportunities over time. We seek to accomplish these objectives by investing in a portfolio comprised of high-yield bonds, convertible securities, real estate investment trusts (REITs), utilities, high-yielding common stock and other income-producing securities. By diversifying the portfolio with approximately 150 securities, we believe that individual security risk is minimized, and the Fund can earn and pay to shareholders high levels of dividend and interest income throughout the year. This strategy is designed to provide relative stability to the NAV of the Fund and should enable the Fund to consistently pay dividends regardless of market conditions.

                  Sincerely,

                  Winthrop S. Jessup             Bernard P. Schaffer
                  Chairman and President         Portfolio Manager

                                       1
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

DISCUSSION OF PERFORMANCE

The Fund performed well during the turbulent third quarter, returning -3.57% on a market basis, while the S&P 500 was down 9.95%, the Russell 2000 was down 20.15% and the Merrill Lynch High Yield Master II Index was down 4.19%. As the markets experienced downside volatility, investors flocked to many of the less volatile securities which are core holdings of the Fund. The investment environment shifted dramatically during the calendar fourth quarter, as investors once again purchased a narrow group of large cap growth equities which led the market in the first half of 1998. The Fund performed in line with its core components: high-yield bonds, REITs, convertibles and utilities. In our opinion, the narrow focus of the market has created value and investment opportunities in a number of asset classes, most notably REITs and high-yield debt. We believe these values may be recognized by investors in 1999, which may provide shareholders increased returns if these securities appreciate to higher valuation levels. From a broader perspective, we believe the market will continue to see a growing domestic economy, limited inflation and a solid operating environment for most of our companies. However, even in a poorer operating environment, the Fund is structured to be an investment vehicle with the capability of providing high levels of income in a retracting market. The results of each asset class are discussed in greater detail below. Again, thank you for your participation in the Fund, and we look forward to a successful 1999.

Price and NAV range for the Chartwell Dividend & Income Fund for the period from 6/29/98 (commencement of operations) through 11/30/98:

                    HIGH                  LOW
Price               $     15.50 (7/24/98) $     13.25 (10/9/98)
NAV                 $     15.11 (7/17/98) $     13.11 (10/9/98)

                        CHARTWELL DIVIDEND & INCOME FUND
                    ASSET ALLOCATION AS OF NOVEMBER 30, 1998
                        (AS A PERCENTAGE OF NET ASSETS)

                                    Cash 3%
                 Common Stock                      Fixed Income
                   34%                                   39%

                                  Convertibles
                                      24%

                                       2
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

DISCUSSION OF INVESTMENTS

HIGH-YIELD BONDS

The high-yield bond portfolio provided a positive return to the Fund of 0.30% since inception as compared to the negative return on the Merrill Lynch High Yield Master II Index of 1.41% for the same period. This was primarily attributable to the higher overall quality of the assets in the portfolio which successfully weathered the severe August sell-off in 'riskier' assets. Over the five-month period from the end of June through the end of November, high-yield bonds experienced tremendous price volatility. Until mid-October, investors abandoned risk and sought the safety and liquidity of U.S. Treasury securities. The Federal Reserve responded to the emerging credit crunch with a series of interest rate cuts which seemed to appease investors, underwriters, and debt issuers. Markets stabilized and demand for high-yield bonds resurfaced. Mutual fund inflows accelerated and the high-yield market was able to absorb over 40 new issues, many of which were well oversubscribed. As a result, yield spread premiums have contracted sharply from October's historically wide levels.

The media and telecommunications sectors were the best performers for the period while energy (particularly exploration and development) and metals continued to remain under pressure. Going into the new year, fundamental and technical indicators are favorable for the high-yield sector. CWF's focus will remain on more defensive, upper and mid tier, cash pay securities which provide attractive risk/reward characteristics. At November 30, 1998, the five largest holdings in this sector were: CSC Holdings, Inc.; Fox Family Worldwide, Inc.; Jitney-Jungle Stores of America, Inc.; Playtex Family Products Corporation; and Premier Parts Inc.

INDUSTRIAL & FINANCIAL COMMON STOCK

Common stocks benefited from an upward surge in large capitalizaton companies during the fourth quarter of 1998. The Fund invested in stocks that provided dividend income, demonstrated positive growth trends, had reasonable valuations and were continuously improving their earnings prospects. As a group, our portfolio of common stock benefited from both the demand for well recognized equities with persistent earnings capabilities and from a number of mergers and takeovers. Our positions in Chrysler Corp. (now Daimler-Chrysler AG), AMP Inc. (now part of Tyco International), Amoco Corp. (now part of British Petroleum), BetzDearborn Inc. (now part of Hercules Inc.) and Crestar Financial (now part of Suntrust Banks) provided immediate capital appreciation and verified our view that the underlying value of these companies was unrecognized by the market. The Fund expects to maintain a portfolio of high-quality equities that provide both income and capital appreciation potential in 1999, while concentrating on sizable companies that we consider fundamentally undervalued. At November 30, 1998, the five largest holdings in this sector were: AMP Incorporated; Bank One Corporation; DaimlerChrysler AG; Imperial Chemical Industries; and Union Planters Corporation.

UTILITY COMMON STOCK

Utility common stock provided a positive total return to the Fund during the volatile third and fourth calendar quarters of 1998. In the third quarter investors fled riskier sectors of the market in favor of the earnings stability and high-yield characteristics of utility stocks. Natural gas and pipeline companies, El Paso Energy and NIPSCO, proved to be particularly attractive, while electric companies, Montana Power and Cinergy Corp, also did well. In the fourth quarter investors' appetites cooled toward utilities in favor of more growth oriented securities. The exceptions were telecommunication companies which continued to outperform. The Fund's holdings in Frontier Corporation, BCE Corp., GTE Corp. and U S West, Inc. all were up significantly for the period. The combination of stable cash flow from regulated businesses and accelerating earnings power from corporate diversification is likely to continue to make utility holdings rewarding investments in 1999. At November 30, 1998, the five largest holdings in this sector were: USEC Inc.; Illinova Corporation; Washington Gas Light Company; BEC Energy; and FirstEnergy Corp.

                                       3
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

REAL ESTATE INVESTMENT TRUSTS (REITS)

Real estate equities were by far one of the most disappointing sectors of the market during the third and fourth quarters of 1998. Negative investor sentiment pushed stock prices down and dividend yields to near record high levels for most companies in the industry. Hotel and mortgage REITs were especially impacted because of their dependence on capital markets and consumer spending. Indeed, the primary concern for REITs during the last half of the year was that companies would no longer be able to access the capital markets for financing. This raised concerns that the projected growth rates of certain companies would not be reached. However, in most cases the underlying real estate assets maintained their values, and internal cash flow continued to sustain operations. While REIT performance was disappointing throughout 1998, we feel that this situation has created a divergence between their stock prices and earnings capabilities. This environment has created an opportunity for the Fund going into 1999. At November 30, 1998, the five largest holdings in this sector were:
Healthcare Realty Trust, Inc.; Colonial Properties Trust; Archstone Communities Trust; The Macerich Company; and Regency Realty Corporation.

CONVERTIBLE SECURITIES

The convertible market provided the Fund with diversification, high income and limited capital appreciation opportunities during the last half of 1998. While the Merrill Lynch All Convertibles Index returned -4.5%, the Fund's convertible portfolio, by concentrating on the securities of larger blue chip companies with higher credit ratings, performed better than the averages. Reflecting this strategy were the Fund's two largest convertible holdings, Sunamerica, Inc. 8.5% PERCS and Texas Utilities Company 9.25% Prides.

During the third quarter convertibles experienced widening credit spreads as underlying equity valuations began to fall. The fourth quarter saw a reversal in both these trends, a pattern which is persisting into 1999. As with equity markets, performance leadership within the convertible market was extremely narrow. Technology, consumer cyclicals, consumer services and select utility companies provided the strongest returns throughout the period. Energy, transportation and capital goods related securities provided disappointing returns as investors looked for higher growth and greater earnings stability in other areas. We expect that our focus will remain on higher-yielding convertibles with consistent company fundamentals and positive risk profiles. In addition, if the market for smaller capitalization stocks improves and corporate fixed-income spreads continue to tighten, the convertible market may provide a conservative means to invest in exciting and growing companies. At November 30, 1998, the five largest holdings in this sector were: Conseco Financing Trust IV; Lincoln National Corporation; Sunamerica Inc.; Texas Utilities Company; and Westpac STRYPES Trust.

OUTLOOK & STRATEGY FOR 1999

The domestic economy continues to show signs of strength going into 1999. Interest and mortgage rates have stabilized at historically low levels. GDP growth has steadily grown in the 3%+ range, fueled by technology-driven productivity gains, a confident consumer and the availability of inexpensive financing. Inflation, as measured by the Producer Price Index and the Consumer Price Index, has been minimal, with many basic commodity prices actually declining. Construction and housing sales have remained at high levels, and unemployment has been maintained at the 4 1/2% level. Based on this economic backdrop, we believe that U.S. investments are likely to perform well in 1999. Particularly, as market liquidity improves and fresh capital enters the market, high-yield bonds and REIT stocks should benefit. The high-yield markets may advance based on continuing credit stability and historically low default rates. In addition, as private and public real estate markets remain steady, and fresh capital becomes available to public REITs, investors may again view the above average income and steady cash flow offered by REITs favorably.

                                       4
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

Strategically, we expect to continue to invest in income generating securities, while concurrently upgrading the quality and stability of the Fund's investments throughout 1999. We will continue to focus on companies with the proven ability to generate earnings and income growth in various economic environments. Using this strategy, the Fund will invest in securities that pay above average yields, offer long-term capital appreciation and provide capital protection in difficult environments. Income from investments should provide a significant portion of the total return for the Fund in 1999.

UTILIZATION OF LEVERAGE

The Chartwell Dividend & Income Fund expects to utilize leverage through the issuance of commercial paper early in 1999. Current market conditions are favorable, allowing the Fund the potential to realize a higher net return on assets in the portfolio. Initially, the Fund will be leveraged at approximately 22% of its total assets (including the amount obtained from the leverage), or $60 million. We anticipate receiving favorable ratings from both Moody's and S&P on the commercial paper. This should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences significant capital losses. Therefore, the addition of leverage also increases the potential volatility of the Fund.

DIVIDENDS & DISTRIBUTIONS

The Fund intends to distribute a monthly fixed amount to shareholders in the amount of $0.1033 per share. If, for any monthly distribution, net investment income (which term includes net realized short-term capital gain) is less than the amount of the distribution, the difference will be distributed from the Fund's assets. All distributed dividend income for fiscal year 1998 came from net investment income. The Fund's final distribution for each calendar year will include any remaining net investment income not distributed during the year, as well as net capital gains realized during the year, if any. If, for any calendar year, the total distributions exceed net investment income and net realized capital gain, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the Investment Company Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

                                       5
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

DISCUSSION OF Y2K ISSUES

Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at Chartwell Investment Partners are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. Each service provider has appointed a group of employees and/or outside consultants to prepare for Year 2000 compliance. The service providers and the Fund will continue to develop contingency plans during fiscal year 1999. Chartwell Investment Partners is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

                                       6
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

SCHEDULE OF INVESTMENTS

                                                                                          NUMBER OF    MARKET VALUE
COMMON STOCK--34.0%                                                                        SHARES        (NOTE 1)
                                                                                         -----------  --------------

AUTOMOBILE--0.8%
DaimlerChrysler AG.....................................................................       18,705  $    1,715,015
                                                                                                      --------------
                                                                                                           1,715,015
                                                                                                      --------------
BANKING & FINANCIAL--2.2%
Bank One Corporation...................................................................       32,400       1,662,525
BankAmerica Corporation................................................................       11,316         737,662
Union Planters Corporation.............................................................       50,000       2,381,250
                                                                                                      --------------
                                                                                                           4,781,437
                                                                                                      --------------
BASIC INDUSTRIES--0.5%
Imperial Chemical Industries plc, ADR..................................................       30,000       1,136,250
                                                                                                      --------------
                                                                                                           1,136,250
                                                                                                      --------------
CAPITAL GOODS--0.6%
AMP Incorporated.......................................................................       26,168       1,265,877
                                                                                                      --------------
                                                                                                           1,265,877
                                                                                                      --------------
CONSUMER NON-DURABLE--0.9%
Philip Morris Companies Inc............................................................       20,000       1,118,750
RJR Nabisco Holdings Corp..............................................................       30,000         864,375
                                                                                                      --------------
                                                                                                           1,983,125
                                                                                                      --------------
FOOD--0.4%
Flowers Industries, Inc................................................................       40,000         912,500
                                                                                                      --------------
                                                                                                             912,500
                                                                                                      --------------
REAL ESTATE*--19.6%
AMRESCO Capital Trust..................................................................      100,000         825,000
Archstone Communities Trust............................................................       77,800       1,624,075
Associated Estates Realty Corporation..................................................      100,000       1,262,500
Avalon Bay Communities, Inc............................................................       40,000       1,355,000
Cabot Industrial Trust.................................................................       49,900       1,044,781
CarrAmerica Realty Corporation.........................................................       42,000       1,018,500
Charles E. Smith Residential Realty, Inc...............................................       37,000       1,093,812
Colonial Properties Trust..............................................................       70,000       1,894,375
Commercial Net Lease Realty............................................................       75,000       1,068,750
Crescent Real Estate Equities Company..................................................       37,000         918,062
FelCor Lodging Trust Incorporated......................................................       38,000         904,875
First Washington Realty Trust, Inc.....................................................       47,700       1,097,100
HRPT Properties Trust..................................................................       85,000       1,269,687
Health Care Property Investors, Inc....................................................       43,000       1,357,187
Healthcare Realty Trust, Inc...........................................................      132,587       3,049,501
Highwoods Properties, Inc..............................................................       46,000       1,250,625
Home Properties of New York, Inc.......................................................       50,000       1,231,250
Hospitality Properties Trust...........................................................       38,000         988,000
IndyMac Mortgage Holdings, Inc.........................................................       20,000         192,500
LaSalle Hotel Properties...............................................................       35,000         470,312
Meditrust Companies....................................................................       46,000         698,625
Meridian Industrial Trust, Inc.........................................................       32,000         772,000

                       See Notes to Financial Statements.

                                       7
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998


                                                                                          NUMBER OF    MARKET VALUE
COMMON STOCK (concluded)                                                                   SHARES        (NOTE 1)
                                                                                         -----------  --------------

REAL ESTATE (concluded)
National Golf Properties, Inc..........................................................       45,000  $    1,299,375
Nationwide Health Properties, Inc......................................................       61,000       1,364,875
OMEGA Healthcare Investors, Inc........................................................       33,000       1,002,375
Patriot American Hospitality, Inc......................................................      100,000         737,500
ProLogis Trust.........................................................................       35,500         785,438
RFS Hotel Investors, Inc...............................................................       78,000       1,116,375
Regency Realty Corporation.............................................................       59,000       1,375,438
SL Green Realty Corp...................................................................       29,400         628,425
Shurgard Storage Centers, Inc..........................................................       42,200       1,110,388
Simon Property Group, Inc..............................................................       31,800         942,075
Sovran Self Storage, Inc...............................................................       15,000         382,500
Starwood Hotels & Resorts..............................................................       25,000         759,375
Tanger Factory Outlet Centers, Inc.....................................................       26,000         583,375
The Macerich Company...................................................................       59,000       1,570,875
United Dominion Realty Trust, Inc......................................................       65,000         702,813
Urban Shopping Centers, Inc............................................................       22,900         752,838
Walden Residential Properties, Inc.....................................................       65,000       1,340,625
Weeks Corporation......................................................................       39,000       1,116,375
                                                                                                      --------------
                                                                                                          42,957,557
                                                                                                      --------------
TELECOMMUNICATIONS--1.4%
BCE Inc................................................................................       22,900         814,381
Frontier Corporation...................................................................       25,000         753,125
GTE Corporation........................................................................       12,800         793,600
U S West, Inc..........................................................................       12,500         778,125
                                                                                                      --------------
                                                                                                           3,139,231
                                                                                                      --------------
UTILITIES--7.6%
BEC Energy.............................................................................       31,200       1,287,000
Cascade Natural Gas Corporation........................................................       40,000         732,500
Cinergy Corp...........................................................................       30,000       1,036,875
FirstEnergy Corp.......................................................................       41,000       1,268,437
Illinova Corporation...................................................................       64,600       1,748,237
MCN Energy Group Inc...................................................................       40,100         759,394
Nevada Power Company...................................................................       25,200         596,925
New Century Energies, Inc..............................................................       25,600       1,230,400
OGE Energy Corp........................................................................       22,500         628,594
TECO Energy, Inc.......................................................................       25,000         671,875
The Southern Company...................................................................       23,900         705,050
USEC Inc...............................................................................      250,000       3,390,625
Washington Gas Light Company...........................................................       62,900       1,603,950
Western Resources, Inc.................................................................       26,100         911,869
                                                                                                      --------------
                                                                                                          16,571,731
                                                                                                      --------------
TOTAL COMMON STOCK (COST $83,036,862)..................................................                   74,462,723
                                                                                                      --------------

                       See Notes to Financial Statements.

                                       8
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998


                                                                                          NUMBER OF    MARKET VALUE
CONVERTIBLE PREFERRED STOCK--18.5%                                                         SHARES        (NOTE 1)
                                                                                         -----------  --------------

AGRICULTURAL PHARMACEUTICALS--0.2%
Monsanto Company 'ACES' 6.500%.........................................................       10,000  $      452,500
                                                                                                      --------------
                                                                                                             452,500
                                                                                                      --------------
BANKING & FINANCE--1.5%
CNB Capital Trust I 'SPuRS' 6.000%.....................................................       20,000         530,625
Mandatory Common Exchange Trust 'TIMES' 7.250% (a).....................................       60,000         420,000
WBK 'STRYPES' Trust 10.000%............................................................       80,000       2,450,000
                                                                                                      --------------
                                                                                                           3,400,625
                                                                                                      --------------
CONSUMER CYCLICAL--0.8%
Cendant Corporation 'PRIDES' 7.500%....................................................       50,000       1,681,250
                                                                                                      --------------
                                                                                                           1,681,250
                                                                                                      --------------
CONSUMER PRODUCTS--1.9%
Dollar General 'STRYPES' Trust 8.500%..................................................       40,000       1,390,000
Estee Lauder 'TRACES' 6.250%...........................................................       22,400       1,562,400
Newell Financial Trust I 'QUIPS' 5.250%................................................       21,700       1,217,913
                                                                                                      --------------
                                                                                                           4,170,313
                                                                                                      --------------
ENERGY--2.2%
K N Energy, Inc. 'PEPS' Units 8.250%...................................................       40,000       1,730,000
MCN Energy Group Inc. 'PRIDES' 8.750%..................................................       48,700         913,125
Tesoro Petroleum Corporation 'PIES' 7.250%.............................................       67,000         958,938
Tosco Financing Trust 5.750%...........................................................       25,000       1,237,500
                                                                                                      --------------
                                                                                                           4,839,563
                                                                                                      --------------
HOME BUILDERS--1.0%
Kaufman & Broad Home Corporation 'PRIDES' 8.250%*......................................      143,000       1,233,375
TXI Capital Trust I 'SPuRS' 5.500%.....................................................       29,600       1,006,400
                                                                                                      --------------
                                                                                                           2,239,775
                                                                                                      --------------
INSURANCE--5.3%
Aetna Inc. 6.250%......................................................................       20,000       1,471,250
Conseco Financing Trust IV 'PRIDES' 7.000%.............................................       55,600       2,303,925
Lincoln National Corporation 'PRIDES' 7.750%...........................................      150,000       3,843,750
Sunamerica Inc. 'PERCS' Units 8.500%...................................................       57,900       4,089,187
                                                                                                      --------------
                                                                                                          11,708,112
                                                                                                      --------------
REAL ESTATE--0.8%
Host Marriott Financial Trust 'QUIPS' 6.750%...........................................       27,500       1,196,250
SL Green Realty Corp. 'PIERS' 8.000%...................................................       20,000         472,500
                                                                                                      --------------
                                                                                                           1,668,750
                                                                                                      --------------
RETAIL--0.2%
CVS 'TRACES' 6.000%....................................................................        5,500         500,500
                                                                                                      --------------
                                                                                                             500,500
                                                                                                      --------------

                       See Notes to Financial Statements.

                                       9
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998


                                                                                          NUMBER OF    MARKET VALUE
CONVERTIBLE PREFERRED STOCK (concluded)                                                    SHARES        (NOTE 1)
                                                                                         -----------  --------------

SUPPLIERS EQUIPMENT--0.6%
Peak 'TrENDS' Trust 9.000%.............................................................      101,500  $    1,306,812
                                                                                                      --------------
                                                                                                           1,306,812
                                                                                                      --------------
TECHNOLOGY--0.4%
Merrill Lynch & Co., Inc. 'STRYPES' 7.875% (b).........................................       18,000         900,000
                                                                                                      --------------
                                                                                                             900,000
                                                                                                      --------------
UTILITIES--3.6%
Calenergy Capital Trust III 6.500%.....................................................       25,000       1,118,750
Texas Utilities Company 'PRIDES' 9.250%................................................      120,000       6,690,000
                                                                                                      --------------
                                                                                                           7,808,750
                                                                                                      --------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $43,267,107)...................................                   40,676,950
                                                                                                      --------------

                                                                                          PRINCIPAL
NON-CONVERTIBLE BONDS--39.2%                                                               AMOUNT
                                                                                        -------------

AUTOMOBILES & AUTO EQUIPMENT--1.1%
Exide Corporation 10.000%, 4/15/05....................................................  $     500,000         502,500
Federal-Mogul Corporation 7.750%, 7/01/06.............................................      2,000,000       1,980,682
                                                                                                       --------------
                                                                                                            2,483,182
                                                                                                       --------------
BASIC INDUSTRIES--3.1%
Enterprises Shipholding Corporation 8.875%, 5/01/08                                         2,000,000       1,770,000
Iron Mountain Incorporated 8.750%, 9/30/09............................................      1,000,000       1,030,000
The Maxim Group, Inc. 9.250%, 10/15/07................................................      2,000,000       1,910,000
United Rentals (North America), Inc. 9.500%, 6/01/08..................................      2,000,000       2,070,000
                                                                                                       --------------
                                                                                                            6,780,000
                                                                                                       --------------
CABLE, MEDIA & PUBLISHING--2.9%
Fox Family Worldwide, Inc. 9.250%, 11/01/07...........................................      2,500,000       2,525,000
Fox/Liberty Networks, LLC 8.875%, 8/15/07.............................................      1,750,000       1,802,500
Regal Cinemas, Inc. 9.500%, 6/01/08...................................................      2,000,000       2,110,000
                                                                                                       --------------
                                                                                                            6,437,500
                                                                                                       --------------
CONSUMER NON-CYCLICAL--1.1%
RJR Nabisco, Inc. 9.250%, 8/15/13.....................................................      2,500,000       2,469,955
                                                                                                       --------------
                                                                                                            2,469,955
                                                                                                       --------------
CONSUMER PRODUCTS--3.5%
Pillowtex Corporation 9.000%, 12/15/07................................................      1,500,000       1,575,000
Playtex Family Products Corporation 9.000%, 12/15/03..................................      2,500,000       2,612,500
Revlon Consumer Products Corporation 8.625%, 2/01/08..................................      2,000,000       1,985,000
WestPoint Stevens Inc. 7.875%, 6/15/05................................................      1,500,000       1,552,500
                                                                                                       --------------
                                                                                                            7,725,000
                                                                                                       --------------

                       See Notes to Financial Statements.

                                       10
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

                                                                                          PRINCIPAL     MARKET VALUE
NON-CONVERTIBLE BONDS (continued)                                                          AMOUNT         (NOTE 1)
                                                                                        -------------  --------------

ENERGY--1.7%
Grey Wolf, Inc. 8.875%, 7/01/07.......................................................  $   1,500,000  $    1,207,500
Ocean Energy, Inc. 8.375%, 7/01/08....................................................        500,000         512,500
Ocean Energy, Inc. 8.875%, 7/15/07....................................................        500,000         525,000
Parker Drilling Company 9.750%, 11/15/06..............................................      1,500,000       1,456,875
                                                                                                       --------------
                                                                                                            3,701,875
                                                                                                       --------------
FINANCIAL SERVICES--2.8%
AMRESCO, Inc. 9.875%, 3/15/05.........................................................      3,000,000       2,175,000
CB Richard Ellis Services, Inc. 8.875%, 6/01/06.......................................      2,000,000       1,990,000
DVI, Inc. 9.875%, 2/01/04.............................................................      2,000,000       1,950,000
                                                                                                       --------------
                                                                                                            6,115,000
                                                                                                       --------------
FOOD, BEVERAGE & TOBACCO--3.0%
Canandaigua Brands, Inc. 8.750%, 12/15/03.............................................      2,000,000       2,050,000
Jitney-Jungle Stores of America, Inc. 10.375%, 9/15/07................................      2,500,000       2,556,250
Nash-Finch Company 8.500%, 5/01/08....................................................      2,000,000       1,940,000
                                                                                                       --------------
                                                                                                            6,546,250
                                                                                                       --------------
GAMING--2.2%
Boyd Gaming Corporation 9.500%, 7/15/07...............................................      1,800,000       1,764,000
Circus Circus Enterprises, Inc. 9.250%, 12/01/05......................................        500,000         517,500
Empress Entertainment Inc. 8.125%, 7/01/06............................................      1,000,000       1,011,250
Players International, Inc. 10.875%, 4/15/05..........................................      1,500,000       1,620,000
                                                                                                       --------------
                                                                                                            4,912,750
                                                                                                       --------------
HEALTHCARE--1.3%
InSight Health Services Corp. 9.625%, 6/15/08.........................................      1,500,000       1,462,500
Integrated Health Services, Inc. 9.250%, 1/15/03......................................      1,500,000       1,477,500
                                                                                                       --------------
                                                                                                            2,940,000
                                                                                                       --------------
HOME BUILDERS--3.1%
Building Materials Corporation of America 7.750%, 7/15/05.............................      1,000,000       1,000,000
NVR, Inc. 8.000%, 6/01/05.............................................................      1,000,000       1,000,000
Standard Pacific Corp. 8.000%, 2/15/08................................................      2,000,000       1,960,000
The Ryland Group, Inc. 10.500%, 7/01/06...............................................      1,000,000       1,060,000
U.S. Home Corporation 7.950%, 3/01/01.................................................      1,600,000       1,657,496
                                                                                                       --------------
                                                                                                            6,677,496
                                                                                                       --------------
HOTELS--0.5%
Sun International Hotels Limited 8.625%, 12/15/07.....................................      1,000,000       1,020,000
                                                                                                       --------------
                                                                                                            1,020,000
                                                                                                       --------------
LEISURE & ENTERTAINMENT--2.4%
Bally Total Fitness Holding Corporation 9.875%, 10/15/07..............................      1,000,000         995,000
Host Marriott Travel Plaza 9.500%, 5/15/05............................................      1,500,000       1,563,750
Premier Parks Inc. 9.250%, 4/01/06....................................................      2,500,000       2,640,625
                                                                                                       --------------
                                                                                                            5,199,375
                                                                                                       --------------

                       See Notes to Financial Statements.

                                       11
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998


                                                                                          PRINCIPAL     MARKET VALUE
NON-CONVERTIBLE BONDS (concluded)                                                          AMOUNT         (NOTE 1)
                                                                                        -------------  --------------

REAL ESTATE--0.7%
HMH Properties Inc. 7.875%, 8/01/05...................................................  $   1,500,000  $    1,496,250
                                                                                                       --------------
                                                                                                            1,496,250
                                                                                                       --------------
RETAIL--1.8%
Eye Care Centers of America, Inc. 9.125%, 5/08/08+....................................      1,000,000         972,500
Specialty Retailers, Inc. 8.500%, 7/15/05.............................................      1,450,000       1,341,250
Tropical Sportswear Int'l Corporation 11.000%, 6/15/08................................      1,500,000       1,567,500
                                                                                                       --------------
                                                                                                            3,881,250
                                                                                                       --------------
TELECOMMUNICATIONS--6.8%
Adelphia Communications Corporation 8.125%, 7/15/03...................................      2,000,000       2,042,500
CSC Holdings, Inc. 7.250%, 7/15/08....................................................      3,000,000       3,050,700
Call-Net Enterprises, Inc. 8.000%, 8/15/08............................................        500,000         490,000
Comcast Cellular Holdings, Inc. 9.500%, 5/01/07.......................................      1,500,000       1,586,250
ITC/DeltaCom, Inc. 9.750%, 11/15/08+..................................................        500,000         522,500
Level 3 Communications, Inc. 9.125%, 5/01/08..........................................      1,500,000       1,509,375
NTL Incorporated 11.500%, 10/01/08+...................................................      1,000,000       1,117,500
NEXTLINK Communications, Inc. 10.750%, 11/15/08+......................................      1,000,000       1,047,500
RCN Corporation 10.000%, 10/15/07.....................................................      1,500,000       1,436,250
Rogers Cantel, Inc. 8.300%, 10/01/07..................................................      2,000,000       1,990,000
                                                                                                       --------------
                                                                                                           14,792,575
                                                                                                       --------------
TRANSPORTATION & SHIPPING--1.2%
Northwest Airlines, Inc. 8.700%, 3/15/07..............................................      2,000,000       2,060,162
Preston Corporation 7.000%, 5/01/11...................................................        500,000         383,750
Worldway Corporation 6.250%, 4/15/11..................................................        300,000         241,500
                                                                                                       --------------
                                                                                                            2,685,412
                                                                                                       --------------
TOTAL NON-CONVERTIBLE BONDS (COST $87,430,136)........................................                     85,863,870
                                                                                                       --------------
CONVERTIBLE BONDS--5.4%

BASIC INDUSTRIES--0.2%
FMC Corporation 6.750%, 1/16/05.......................................................        500,000         468,750
                                                                                                       --------------
                                                                                                              468,750
                                                                                                       --------------
CAPITAL GOODS--0.6%
Checkpoint Systems, Inc. 5.250%, 11/01/05.............................................      1,500,000       1,346,250
                                                                                                       --------------
                                                                                                            1,346,250
                                                                                                       --------------
HEALTHCARE--1.0%
Concentra Managed Care, Inc. 6.000%, 12/15/01.........................................        500,000         431,875
Sunrise Assisted Living, Inc. 5.500%, 6/15/02.........................................        500,000         656,875
Total Renal Care Holdings, Inc. 7.000%, 5/15/09+......................................      1,000,000       1,047,500
                                                                                                       --------------
                                                                                                            2,136,250
                                                                                                       --------------
LEISURE & ENTERTAINMENT--0.9%
Activision, Inc. 6.750%, 1/01/05......................................................      2,140,000       1,984,850
                                                                                                       --------------
                                                                                                            1,984,850
                                                                                                       --------------

                       See Notes to Financial Statements.

                                       12
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

SCHEDULE OF INVESTMENTS (concluded)


                                                                                        PRINCIPLE     MARKET VALUE
CONVERTIBLE BONDS (concluded)                                                            AMOUNT         (NOTE 1)
                                                                                      -------------  ---------------

TECHNOLOGY--1.8%
Arbor Software Corp. 4.500%, 3/15/05................................................  $   1,750,000  $     1,478,750
National Data Corporation 5.000%, 11/01/03..........................................      1,500,000        1,453,125
Xilinx, Inc. 5.250%, 11/01/02.......................................................      1,000,000        1,116,250
                                                                                                     ---------------
                                                                                                           4,048,125
                                                                                                     ---------------
TEXTILES--0.5%
Fieldcrest Cannon, Inc. 6.000%, 3/15/12.............................................      1,232,000        1,039,500
                                                                                                     ---------------
                                                                                                           1,039,500
                                                                                                     ---------------
UTILITIES--0.4%
The AES Corporation 4.500%, 8/15/05.................................................        750,000          801,563
                                                                                                     ---------------
                                                                                                             801,563
                                                                                                     ---------------

TOTAL CONVERTIBLE BONDS (COST $11,636,540)..........................................                      11,825,288
                                                                                                     ---------------

TOTAL INVESTMENTS--97.1%
  (COST $225,370,645)...............................................................                     212,828,831
OTHER ASSETS IN EXCESS OF LIABILITIES--2.9%.........................................                       6,323,345
                                                                                                     ---------------
NET ASSETS--100%....................................................................                 $   219,152,176
                                                                                                     ---------------

------------------
ACES--Adjustable Conversion-rate Equity Security
ADR--American Depository Receipt
PIERS--Preferred Income Equity Redeemable Shares
PIES--Premium Income Equity Security
PEPS--Premium Equity Participating Security
PERCS--Premium Equity Redemption Cumulative Security
PRIDES--Preferred Redeemable Increased Dividend Security
QUIPS--Quarterly Income Preferred Security
SPuRS--Shared Preference Redeemable Security
STRYPES--Structured Yield Product Exchangeable For Stock
TIMES--Trust Issued Mandatory Exchange Security
TRACES--Trust Automatic Common Exchange Security
TrENDS--Trust Enhanced Dividend Security

 * Real Estate Investment Trust.
 + Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, these securities had a market value of $4,707,500 or 2.1% of net assets.
(a) Convertible into common stock of FIRSTPLUS Financial Group, Inc.
(b) Convertible into common stock of CIBER, Inc.

                       See Notes to Financial Statements.

                                       13
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 1998

ASSETS:
Investments, at value (cost $225,370,645) (Note 1)...................................................  $   212,828,831
Cash and cash equivalents............................................................................          722,969
Receivable for securities sold.......................................................................        3,832,326
Interest receivable..................................................................................        2,361,749
Dividends receivable.................................................................................          349,690
Prepaid expenses.....................................................................................           18,560
                                                                                                       ---------------
Total assets.........................................................................................      220,114,125
                                                                                                       ---------------
LIABILITIES:
Payable for securities purchased.....................................................................          629,311
Payable for investment management fees (Note 2)......................................................          170,939
Payable for administration fees (Note 2).............................................................           26,990
Accrued expenses and other liabilities...............................................................          134,709
                                                                                                       ---------------
Total liabilities....................................................................................          961,949
                                                                                                       ---------------
NET ASSETS...........................................................................................  $   219,152,176
                                                                                                       ---------------
                                                                                                       ---------------
NET ASSETS CONSIST OF:
  Common Stock, $0.01 par value; 15,463,449 shares issued and outstanding (authorized 100,000,000
     shares).........................................................................................  $       154,634
  Paid-in surplus....................................................................................      230,998,643
  Distributions in excess of net investment income...................................................          (56,887)
  Accumulated net realized gain on investments.......................................................          597,600
  Net unrealized depreciation on investments.........................................................      (12,541,814)
                                                                                                       ---------------
NET ASSETS...........................................................................................  $   219,152,176
                                                                                                       ---------------
                                                                                                       ---------------
NET ASSET VALUE PER SHARE:
  $219,152,176L15,463,449 shares of Common Stock issued and outstanding..............................  $         14.17
                                                                                                       ---------------
                                                                                                       ---------------

                       See Notes to Financial Statements.

                                       14
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JUNE 29, 1998* TO NOVEMBER 30, 1998

INVESTMENT INCOME: (NOTE 1)
Dividends.............................................................................................  $    3,890,361
Interest..............................................................................................       3,586,821
                                                                                                        --------------
Total investment income...............................................................................       7,477,182
                                                                                                        --------------
EXPENSES:
Investment management fees (Note 2)...................................................................         852,324
Administration fees (Note 2)..........................................................................         134,577
Professional fees.....................................................................................         104,639
Transfer agent fees...................................................................................          36,713
Custodian fees........................................................................................          16,218
Printing and shareholder reports......................................................................          11,000
Registration fees.....................................................................................          10,720
Directors' fees and expenses..........................................................................           6,000
Other operating expenses..............................................................................          12,372
                                                                                                        --------------
Total expenses........................................................................................       1,184,563
                                                                                                        --------------
NET INVESTMENT INCOME.................................................................................       6,292,619
                                                                                                        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (NOTE 1)
Net realized gain on investments......................................................................         597,600
Change in net unrealized depreciation on investments..................................................     (12,541,814)
                                                                                                        --------------
Net realized and unrealized loss on investments.......................................................     (11,944,214)
                                                                                                        --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................  $   (5,651,595)
                                                                                                        --------------
                                                                                                        --------------

------------------
*Commencement of investment operations.

                       See Notes to Financial Statements.

                                       15
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM JUNE 29, 1998* TO NOVEMBER 30, 1998

OPERATIONS:
Net investment income..........................................................................  $     6,292,619
Net realized gain on investments...............................................................          597,600
Change in net unrealized depreciation on investments...........................................      (12,541,814)
                                                                                                 ---------------
Net decrease in net assets resulting from operations...........................................       (5,651,595)
                                                                                                 ---------------

Dividends and distributions to shareholders:
Dividends from net investment income...........................................................       (6,292,619)
Distributions in excess of net investment income...............................................          (56,887)
                                                                                                 ---------------
Net decrease in net assets resulting from dividends and distributions..........................       (6,349,506)
                                                                                                 ---------------

CAPITAL STOCK TRANSACTIONS:
Net proceeds from initial public offering......................................................      229,500,000
Offering costs charged to paid in capital......................................................         (660,580)
Reinvestment of dividends resulting in the issuance of Common Stock............................        2,213,852
                                                                                                 ---------------
Net increase in net assets resulting from Common Stock transactions............................      231,053,272
                                                                                                 ---------------

Total increase in net assets...................................................................      219,052,171
                                                                                                 ---------------

NET ASSETS:
Beginning of period............................................................................          100,005
                                                                                                 ---------------
End of period (including distributions in excess of net investment
income of $56,887).............................................................................  $   219,152,176
                                                                                                 ---------------
                                                                                                 ---------------

------------------
*Commencement of investment operations.

                       See Notes to Financial Statements.

                                       16
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

FINANCIAL HIGHLIGHTS

                                                                                              FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN      FROM JUNE 29, 1998*
     THE FINANCIAL STATEMENTS.                                                             TO NOVEMBER 30, 1998
                                                                                        ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD........................................................  $       14.96+
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)...................................................................           0.40
Net realized and unrealized gain (loss) on investment transactions (1)......................          (0.78)
                                                                                              -------------
Total from investment operations............................................................          (0.38)
                                                                                              -------------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income........................................................          (0.41)
                                                                                              -------------
Total dividends and distributions...........................................................          (0.41)
                                                                                              -------------
NET ASSET VALUE, END OF PERIOD..............................................................  $       14.17
                                                                                              -------------
                                                                                              -------------
MARKET VALUE, END OF PERIOD.................................................................  $       14.19
                                                                                              -------------
                                                                                              -------------
TOTAL RETURN BASED ON: (2)
Market value................................................................................          (2.62)%
                                                                                              -------------
                                                                                              -------------
Net asset value.............................................................................          (2.48)%
                                                                                              -------------
                                                                                              -------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).....................................................  $     219,152
                                                                                              -------------
                                                                                              -------------
Ratio of total operating expenses to average weekly net assets..............................           1.32%(3)
Ratio of net investment income to average weekly net assets.................................           6.99%(3)
  Portfolio turnover........................................................................             27%

------------------

 *  Commencement of operations.
 + Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.
(1) Based on average shares outstanding.
(2) Total investent return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3) Annualized.

                       See Notes to Financial Statements.

                                       17
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the 'Manager'). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at PNC Bank, N.A., the Fund's custodian, and is classified as a cash equivalent. Amounts on deposit are generally available on the same business day.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders monthly from net investment income and short-term gains. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                                       18
                                    -------
                               C H A R T W E L L

CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. 'Managed Assets' means the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the 'Administrator'). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an 'affiliated person' as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the period from June 29, 1998 (commencement of investment operations) to November 30, 1998, the Fund incurred fees of $206,229, of which $188,378 is related to offering costs, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the period from June 29, 1998 (commencement of investment operations) to November 30, 1998, purchases and sales of investments, excluding short-term investments, totaled $273,973,251 and $49,202,485, respectively.

At November 30, 1998, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments                                                                                      $   225,687,157
                                                                                                         ---------------
                                                                                                         ---------------

Gross unrealized appreciation                                                                            $     5,408,845
Gross unrealized depreciation                                                                                (18,267,171)
                                                                                                         ---------------
Net unrealized depreciation                                                                              $   (12,858,326)
                                                                                                         ---------------
                                                                                                         ---------------

NOTE 4. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the shares of common stock outstanding at November 30, 1998, the Manager owned 6,864 shares.

Offering costs were charged to capital upon completion of the initial public offering of the common stock.

For the period from June 29, 1998 (commencement of investment operations) to November 30, 1998, the Fund issued 156,782 shares in connection with the Fund's dividend reinvestment plan.

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
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

NOTE 5. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB+ or lower by S&P and/or Ba1 by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 6. SUBSEQUENT EVENT

On December 1, 1998, the Board of Directors of the Fund declared a dividend of $0.1033 per share payable on December 24, 1998, to shareholders of record on December 15, 1998.

FEDERAL TAX INFORMATION
 (Unaudited)

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the period from June 29, 1998 (commencement of investment operations) to November 30, 1998.

10.64% of the ordinary income distributions paid by the Fund during the period from June 29, 1998 (commencement of investment operations) to November 30, 1998 qualifies for the dividends received deduction for corporations.

ADDITIONAL INFORMATION
(Unaudited)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the 'Plan'), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PNC Bank, N.A., as agent for shareholders in administering the Plan (the 'Plan Agent'). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PNC Bank, N.A., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PNC Bank, N.A., as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequent declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as 'dividends') payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as 'market premium'), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as 'market discount'), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the 'ex-dividend' basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

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
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PNC Bank, N.A., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809,
Attn: Closed-End Department.

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
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 1998

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Chartwell Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. (the 'Fund') at November 30, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the period June 29, 1998 (commencement of investment operations) to November 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 15, 1999

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